Exhibit 99.2

2Q23 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
(in millions, except ratios and per share amounts)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Selected Income Statement Data
Total revenue	$20,533	20,729	20,034	19,566	17,040	(1)%	20	$41,262	34,768	19%
Noninterest expense	12,987	13,676	16,186	14,306	12,862	(5)	1	26,663	26,713	—
Pre-tax pre-provision profit (PTPP) (1)	7,546	7,053	3,848	5,260	4,178	7	81	14,599	8,055	81
Provision for credit losses (2)	1,713	1,207	957	784	580	42	195	2,920	(207)	NM
Wells Fargo net income	4,938	4,991	3,155	3,592	3,142	(1)	57	9,929	6,930	43
Wells Fargo net income applicable to common stock	4,659	4,713	2,877	3,313	2,863	(1)	63	9,372	6,372	47

Common Share Data
Diluted earnings per common share	1.25	1.23	0.75	0.86	0.75	2	67	2.48	1.66	49
Dividends declared per common share	0.30	0.30	0.30	0.30	0.25	—	20	0.60	0.50	20
Common shares outstanding	3,667.7	3,763.2	3,833.8	3,795.4	3,793.0	(3)	(3)
Average common shares outstanding	3,699.9	3,785.6	3,799.9	3,796.5	3,793.8	(2)	(2)	3,742.6	3,812.3	(2)
Diluted average common shares outstanding	3,724.9	3,818.7	3,832.7	3,825.1	3,819.6	(2)	(2)	3,772.4	3,845.0	(2)
Book value per common share (3)	$43.87	43.02	41.98	41.36	41.72	2	5
Tangible book value per common share (3)(4)	36.53	35.87	34.98	34.29	34.66	2	5

Selected Equity Data (period-end)
Total equity	181,952	183,220	182,213	178,478	179,798	(1)	1
Common stockholders' equity	160,916	161,893	160,952	156,983	158,260	(1)	2
Tangible common equity (4)	133,990	134,992	134,090	130,151	131,464	(1)	2

Performance Ratios
Return on average assets (ROA) (5)	1.05%	1.09	0.67	0.76	0.66			1.07%	0.73
Return on average equity (ROE) (6)	11.4	11.7	7.1	8.1	7.2			11.6	7.9
Return on average tangible common equity (ROTCE) (4)	13.7	14.0	8.5	9.8	8.7			13.9	9.5
Efficiency ratio (7)	63	66	81	73	75			65	77
Net interest margin on a taxable-equivalent basis	3.09	3.20	3.14	2.83	2.39			3.14	2.27
Average deposit cost	1.13	0.83	0.46	0.14	0.04			0.98	0.03
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Selected Balance Sheet Data (average)
Loans	$945,906	948,651	948,517	945,465	926,567	—%	2	$947,271	912,365	4%
Assets	1,878,253	1,863,676	1,875,191	1,880,689	1,902,571	1	(1)	1,871,005	1,910,938	(2)
Deposits	1,347,449	1,356,694	1,380,459	1,407,851	1,445,793	(1)	(7)	1,352,046	1,454,882	(7)

Selected Balance Sheet Data (period-end)
Debt securities	503,468	511,597	496,808	502,035	516,772	(2)	(3)
Loans	947,960	947,991	955,871	945,906	943,734	—	—
Allowance for credit losses for loans	14,786	13,705	13,609	13,225	12,884	8	15
Equity securities	67,471	60,610	64,414	59,560	61,774	11	9
Assets	1,876,320	1,886,400	1,881,020	1,877,719	1,881,141	(1)	—
Deposits	1,344,584	1,362,629	1,383,985	1,398,151	1,425,153	(1)	(6)

Headcount (#) (period-end)	233,834	235,591	238,698	239,209	243,674	(1)	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.7%	10.8	10.6	10.3	10.4
Tier 1 capital	12.3	12.3	12.1	11.9	11.9
Total capital	15.0	15.1	14.8	14.6	14.6
Risk-weighted assets (RWAs) (in billions)	$1,250.2	1,243.8	1,259.9	1,255.6	1,253.6	1	—

Advanced Approach:
Common Equity Tier 1 (CET1)	12.0%	12.0	12.0	11.8	11.6
Tier 1 capital	13.7	13.7	13.7	13.5	13.3
Total capital	15.8	15.9	15.9	15.7	15.6
Risk-weighted assets (RWAs) (in billions)	$1,117.6	1,117.9	1,112.3	1,104.1	1,121.6	—	—

Tier 1 leverage ratio	8.3%	8.4	8.3	8.0	8.0
Supplementary Leverage Ratio (SLR)	6.9	7.0	6.9	6.7	6.6
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.1	23.3	23.3	23.0	22.7
Liquidity Coverage Ratio (LCR) (4)	123	122	122	123	121
(1)Ratios and metrics for June 30, 2023, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Interest income	$20,830	19,356	17,793	14,494	11,556	8%	80	$40,186	21,737	85%
Interest expense	7,667	6,020	4,360	2,396	1,358	27	465	13,687	2,318	490
Net interest income	13,163	13,336	13,433	12,098	10,198	(1)	29	26,499	19,419	36
Noninterest income
Deposit-related fees	1,165	1,148	1,178	1,289	1,376	1	(15)	2,313	2,849	(19)
Lending-related fees	352	356	344	358	353	(1)	—	708	695	2
Investment advisory and other asset-based fees	2,163	2,114	2,049	2,111	2,346	2	(8)	4,277	4,844	(12)
Commissions and brokerage services fees	570	619	601	562	542	(8)	5	1,189	1,079	10
Investment banking fees	376	326	331	375	286	15	31	702	733	(4)
Card fees	1,098	1,033	1,095	1,119	1,112	6	(1)	2,131	2,141	—
Mortgage banking	202	232	79	324	287	(13)	(30)	434	980	(56)
Net gains from trading activities	1,122	1,342	552	900	446	(16)	152	2,464	664	271
Net gains from debt securities	4	—	—	6	143	NM	(97)	4	145	(97)
Net gains (losses) from equity securities	(94)	(357)	(733)	(34)	(615)	74	85	(451)	(39)	NM
Lease income	307	347	287	322	333	(12)	(8)	654	660	(1)
Other	105	233	818	136	233	(55)	(55)	338	598	(43)
Total noninterest income	7,370	7,393	6,601	7,468	6,842	—	8	14,763	15,349	(4)
Total revenue	20,533	20,729	20,034	19,566	17,040	(1)	20	41,262	34,768	19
Provision for credit losses (1)	1,713	1,207	957	784	580	42	195	2,920	(207)	NM
Noninterest expense
Personnel	8,606	9,415	8,415	8,212	8,442	(9)	2	18,021	17,713	2
Technology, telecommunications and equipment	947	922	902	798	799	3	19	1,869	1,675	12
Occupancy	707	713	722	732	705	(1)	—	1,420	1,427	—
Operating losses	232	267	3,517	2,218	576	(13)	(60)	499	1,249	(60)
Professional and outside services	1,304	1,229	1,357	1,235	1,310	6	—	2,533	2,596	(2)
Leases (2)	180	177	191	186	185	2	(3)	357	373	(4)
Advertising and promotion	184	154	178	126	102	19	80	338	201	68
Restructuring charges	—	—	—	—	—	NM	NM	—	5	(100)
Other	827	799	904	799	743	4	11	1,626	1,474	10
Total noninterest expense	12,987	13,676	16,186	14,306	12,862	(5)	1	26,663	26,713	—
Income before income tax expense (benefit)	5,833	5,846	2,891	4,476	3,598	—	62	11,679	8,262	41
Income tax expense (benefit)	930	966	(29)	912	622	(4)	50	1,896	1,368	39
Net income before noncontrolling interests	4,903	4,880	2,920	3,564	2,976	—	65	9,783	6,894	42
Less: Net loss from noncontrolling interests	(35)	(111)	(235)	(28)	(166)	68	79	(146)	(36)	NM
Wells Fargo net income	$4,938	4,991	3,155	3,592	3,142	(1)%	57	$9,929	6,930	43%
Less: Preferred stock dividends and other	279	278	278	279	279	—	—	557	558	—
Wells Fargo net income applicable to common stock	$4,659	4,713	2,877	3,313	2,863	(1)%	63	$9,372	6,372	47%
Per share information
Earnings per common share	$1.26	1.24	0.76	0.87	0.75	2%	68	$2.50	1.67	50%
Diluted earnings per common share	1.25	1.23	0.75	0.86	0.75	2	67	2.48	1.66	49
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Jun 30, 2023 % Change from
(in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022
Assets
Cash and due from banks	$31,915	31,958	34,596	27,634	29,716	—%	7
Interest-earning deposits with banks	123,418	130,478	124,561	137,821	125,424	(5)	(2)
Federal funds sold and securities purchased under resale agreements	66,500	67,288	68,036	55,840	55,546	(1)	20
Debt securities:
Trading, at fair value	96,857	90,052	86,155	85,766	89,157	8	9
Available-for-sale, at fair value	134,251	144,398	113,594	115,835	125,832	(7)	7
Held-to-maturity, at amortized cost	272,360	277,147	297,059	300,434	301,783	(2)	(10)
Loans held for sale	6,029	6,199	7,104	9,434	9,674	(3)	(38)
Loans	947,960	947,991	955,871	945,906	943,734	—	—
Allowance for loan losses	(14,258)	(13,120)	(12,985)	(12,571)	(11,786)	(9)	(21)
Net loans	933,702	934,871	942,886	933,335	931,948	—	—
Mortgage servicing rights	9,345	9,950	10,480	11,027	10,386	(6)	(10)
Premises and equipment, net	8,392	8,416	8,350	8,493	8,444	—	(1)
Goodwill	25,175	25,173	25,173	25,172	25,178	—	—
Derivative assets	17,990	17,117	22,774	29,253	24,896	5	(28)
Equity securities	67,471	60,610	64,414	59,560	61,774	11	9
Other assets	82,915	82,743	75,838	78,115	81,383	—	2
Total assets	$1,876,320	1,886,400	1,881,020	1,877,719	1,881,141	(1)	—
Liabilities
Noninterest-bearing deposits	$402,322	434,912	458,010	494,594	515,437	(7)	(22)
Interest-bearing deposits	942,262	927,717	925,975	903,557	909,716	2	4
Total deposits	1,344,584	1,362,629	1,383,985	1,398,151	1,425,153	(1)	(6)
Short-term borrowings (1)	84,255	81,007	51,145	48,382	37,075	4	127
Derivative liabilities	21,431	16,897	20,067	23,379	17,149	27	25
Accrued expenses and other liabilities	73,466	69,181	68,740	72,917	71,675	6	2
Long-term debt (2)	170,632	173,466	174,870	156,412	150,291	(2)	14
Total liabilities	1,694,368	1,703,180	1,698,807	1,699,241	1,701,343	(1)	—
Equity
Wells Fargo stockholders’ equity:
Preferred stock	19,448	19,448	19,448	20,057	20,057	—	(3)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,173	59,946	60,319	60,216	60,024	—	—
Retained earnings	195,164	191,688	187,968	186,579	184,439	2	6
Accumulated other comprehensive income (loss)	(13,441)	(12,572)	(13,362)	(14,303)	(10,568)	(7)	(27)
Treasury stock (3)	(89,860)	(86,049)	(82,853)	(84,781)	(84,906)	(4)	(6)
Unearned ESOP shares	(429)	(429)	(429)	(646)	(646)	—	34
Total Wells Fargo stockholders’ equity	180,191	181,168	180,227	176,258	177,536	(1)	1
Noncontrolling interests	1,761	2,052	1,986	2,220	2,262	(14)	(22)
Total equity	181,952	183,220	182,213	178,478	179,798	(1)	1
Total liabilities and equity	$1,876,320	1,886,400	1,881,020	1,877,719	1,881,141	(1)	—
(1)Includes $2.0 billion, $5.0 billion, $7.0 billion, $9.0 billion, and $0.0 billion of Federal Home Loan Bank (FHLB) advances at June 30 and March 31, 2023, and December 31, September 30 and June 30, 2022, respectively.
(2)Includes $23.0 billion, $24.0 billion, $27.0 billion, $10.0 billion, and $0.0 billion of FHLB advances at June 30 and March 31, 2023, and December 31, September 30 and June 30, 2022, respectively.
(3)Number of shares of treasury stock were 1,814,145,600, 1,718,587,875, 1,648,007,022, 1,686,372,007, and 1,688,846,993 at June 30 and March 31, 2023, and December 31, September 30 and June 30, 2022, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Jun 30, 2023 % Change from		Six months ended		% Change
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Average Balances

Assets
Interest-earning deposits with banks	$129,236	114,858	127,854	130,761	146,271	13%	(12)	$122,087	162,570	(25)%
Federal funds sold and securities purchased under resale agreements	69,505	68,633	65,860	57,432	60,450	1	15	69,071	62,636	10
Trading debt securities	102,605	96,405	94,465	91,618	89,258	6	15	99,522	89,964	11
Available-for-sale debt securities	149,320	145,894	122,271	127,821	147,138	2	1	147,616	158,032	(7)
Held-to-maturity debt securities	279,093	279,955	303,391	305,063	298,101	—	(6)	279,522	288,725	(3)
Loans held for sale	6,031	6,611	9,932	11,458	14,828	(9)	(59)	6,320	17,158	(63)
Loans	945,906	948,651	948,517	945,465	926,567	—	2	947,271	912,365	4
Equity securities	27,891	28,651	28,587	29,722	30,770	(3)	(9)	28,269	32,019	(12)
Other	10,118	11,043	11,932	13,577	16,085	(8)	(37)	10,578	13,804	(23)
Total interest-earning assets	1,719,705	1,700,701	1,712,809	1,712,917	1,729,468	1	(1)	1,710,256	1,737,273	(2)
Total noninterest-earning assets	158,548	162,975	162,382	167,772	173,103	(3)	(8)	160,749	173,665	(7)
Total assets	$1,878,253	1,863,676	1,875,191	1,880,689	1,902,571	1	(1)	$1,871,005	1,910,938	(2)
Liabilities
Interest-bearing deposits	$936,886	920,226	902,564	902,219	924,526	2	1	$928,602	934,873	(1)
Short-term borrowings	83,059	58,496	51,246	39,447	35,591	42	133	70,845	34,182	107
Long-term debt	170,843	172,567	166,796	158,984	151,230	(1)	13	171,700	152,509	13
Other liabilities	34,496	33,427	33,559	36,217	35,583	3	(3)	33,964	33,350	2
Total interest-bearing liabilities	1,225,284	1,184,716	1,154,165	1,136,867	1,146,930	3	7	1,205,111	1,154,914	4
Noninterest-bearing demand deposits	410,563	436,468	477,895	505,632	521,267	(6)	(21)	423,444	520,009	(19)
Other noninterest-bearing liabilities	57,963	58,195	60,510	55,148	53,448	—	8	58,079	52,508	11
Total liabilities	1,693,810	1,679,379	1,692,570	1,697,647	1,721,645	1	(2)	1,686,634	1,727,431	(2)
Total equity	184,443	184,297	182,621	183,042	180,926	—	2	184,371	183,507	—
Total liabilities and equity	$1,878,253	1,863,676	1,875,191	1,880,689	1,902,571	1	(1)	$1,871,005	1,910,938	(2)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.50%	4.12	3.50	2.12	0.88			4.32%	0.52
Federal funds sold and securities purchased under resale agreements	4.73	4.12	3.29	1.73	0.47			4.43	0.20
Trading debt securities	3.50	3.33	3.17	2.75	2.50			3.42	2.47
Available-for-sale debt securities	3.72	3.54	3.10	2.47	1.91			3.63	1.81
Held-to-maturity debt securities	2.62	2.55	2.45	2.23	2.06			2.59	2.02
Loans held for sale	6.22	5.90	5.11	4.18	3.41			6.05	3.10
Loans	5.99	5.69	5.13	4.28	3.52			5.84	3.39
Equity securities	2.79	2.39	2.63	2.09	2.51			2.59	2.27
Other	4.76	4.60	3.57	1.97	0.65			4.67	0.43
Total interest-earning assets	4.88	4.62	4.16	3.39	2.70			4.75	2.54
Interest-bearing liabilities
Interest-bearing deposits	1.63	1.22	0.70	0.23	0.07			1.43	0.05
Short-term borrowings	4.64	3.95	3.15	1.59	0.34			4.36	0.10
Long-term debt	6.31	5.83	5.22	3.90	2.67			6.07	2.32
Other liabilities	2.41	2.16	2.09	1.89	1.78			2.29	1.74
Total interest-bearing liabilities	2.51	2.05	1.50	0.84	0.47			2.28	0.40

Interest rate spread on a taxable-equivalent basis (2)	2.37	2.57	2.66	2.55	2.23			2.47	2.14
Net interest margin on a taxable-equivalent basis (2)	3.09	3.20	3.14	2.83	2.39			3.14	2.27
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $105 million, $107 million, $116 million, $105 million, and $108 million for the quarters ended June 30 and March 31, 2023, and December 31, September 30 and June 30, 2022, respectively, and $212 million and $215 million for the first half of 2023 and 2022, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended June 30, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,490	2,501	2,359	1,009	(91)	(105)	13,163
Noninterest income	1,965	868	2,272	2,639	121	(495)	7,370
Total revenue	9,455	3,369	4,631	3,648	30	(600)	20,533
Provision for credit losses	874	26	933	24	(144)	—	1,713
Noninterest expense	6,027	1,630	2,087	2,974	269	—	12,987
Income (loss) before income tax expense (benefit)	2,554	1,713	1,611	650	(95)	(600)	5,833
Income tax expense (benefit)	640	429	401	163	(103)	(600)	930
Net income before noncontrolling interests	1,914	1,284	1,210	487	8	—	4,903
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(38)	—	(35)
Net income	$1,914	1,281	1,210	487	46	—	4,938

					Quarter ended March 31, 2023
Net interest income	$7,433	2,489	2,461	1,044	16	(107)	13,336
Noninterest income	1,931	818	2,441	2,637	5	(439)	7,393
Total revenue	9,364	3,307	4,902	3,681	21	(546)	20,729
Provision for credit losses	867	(43)	252	11	120	—	1,207
Noninterest expense	6,038	1,752	2,217	3,061	608	—	13,676
Income (loss) before income tax expense (benefit)	2,459	1,598	2,433	609	(707)	(546)	5,846
Income tax expense (benefit)	618	399	615	152	(272)	(546)	966
Net income (loss) before noncontrolling interests	1,841	1,199	1,818	457	(435)	—	4,880
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(114)	—	(111)
Net income (loss)	$1,841	1,196	1,818	457	(321)	—	4,991

					Quarter ended June 30, 2022
Net interest income	$6,372	1,580	2,057	916	(619)	(108)	10,198
Noninterest income	2,135	912	1,516	2,789	(102)	(408)	6,842
Total revenue	8,507	2,492	3,573	3,705	(721)	(516)	17,040
Provision for credit losses	613	21	(62)	(7)	15	—	580
Noninterest expense	6,036	1,478	1,840	2,911	597	—	12,862
Income (loss) before income tax expense (benefit)	1,858	993	1,795	801	(1,333)	(516)	3,598
Income tax expense (benefit)	465	249	459	198	(233)	(516)	622
Net income (loss) before noncontrolling interests	1,393	744	1,336	603	(1,100)	—	2,976
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(169)	—	(166)
Net income (loss)	$1,393	741	1,336	603	(931)	—	3,142
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Six months ended June 30, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$14,923	4,990	4,820	2,053	(75)	(212)	26,499
Noninterest income	3,896	1,686	4,713	5,276	126	(934)	14,763
Total revenue	18,819	6,676	9,533	7,329	51	(1,146)	41,262
Provision for credit losses	1,741	(17)	1,185	35	(24)	—	2,920
Noninterest expense	12,065	3,382	4,304	6,035	877	—	26,663
Income (loss) before income tax expense (benefit)	5,013	3,311	4,044	1,259	(802)	(1,146)	11,679
Income tax expense (benefit)	1,258	828	1,016	315	(375)	(1,146)	1,896
Net income (loss) before noncontrolling interests	3,755	2,483	3,028	944	(427)	—	9,783
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(152)	—	(146)
Net income (loss)	$3,755	2,477	3,028	944	(275)	—	9,929

					Six months ended June 30, 2022
Net interest income	$12,368	2,941	4,047	1,715	(1,437)	(215)	19,419
Noninterest income	4,702	1,878	2,996	5,747	840	(814)	15,349
Total revenue	17,070	4,819	7,043	7,462	(597)	(1,029)	34,768
Provision for credit losses	423	(323)	(258)	(44)	(5)	—	(207)
Noninterest expense	12,431	3,009	3,823	6,086	1,364	—	26,713
Income (loss) before income tax expense (benefit)	4,216	2,133	3,478	1,420	(1,956)	(1,029)	8,262
Income tax expense (benefit)	1,053	529	884	352	(421)	(1,029)	1,368
Net income (loss) before noncontrolling interests	3,163	1,604	2,594	1,068	(1,535)	—	6,894
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(42)	—	(36)
Net income (loss)	$3,163	1,598	2,594	1,068	(1,493)	—	6,930
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Income Statement
Net interest income	$7,490	7,433	7,574	7,102	6,372	1%	18	$14,923	12,368	21%
Noninterest income:
Deposit-related fees	666	672	696	773	779	(1)	(15)	1,338	1,624	(18)
Card fees	1,022	958	1,025	1,043	1,038	7	(2)	1,980	1,999	(1)
Mortgage banking	132	160	23	212	211	(18)	(37)	292	865	(66)
Other	145	141	145	147	107	3	36	286	214	34
Total noninterest income	1,965	1,931	1,889	2,175	2,135	2	(8)	3,896	4,702	(17)
Total revenue	9,455	9,364	9,463	9,277	8,507	1	11	18,819	17,070	10
Net charge-offs	621	589	525	435	358	5	73	1,210	733	65
Change in the allowance for credit losses	253	278	411	482	255	(9)	(1)	531	(310)	271
Provision for credit losses	874	867	936	917	613	1	43	1,741	423	312
Noninterest expense	6,027	6,038	7,088	6,758	6,036	—	—	12,065	12,431	(3)
Income before income tax expense	2,554	2,459	1,439	1,602	1,858	4	37	5,013	4,216	19
Income tax expense	640	618	362	401	465	4	38	1,258	1,053	19
Net income	$1,914	1,841	1,077	1,201	1,393	4	37	$3,755	3,163	19
Revenue by Line of Business
Consumer and Small Business Banking	$6,576	6,486	6,608	6,232	5,510	1	19	$13,062	10,581	23
Consumer Lending:
Home Lending	847	863	786	973	972	(2)	(13)	1,710	2,462	(31)
Credit Card	1,321	1,305	1,353	1,349	1,304	1	1	2,626	2,569	2
Auto	378	392	413	423	436	(4)	(13)	770	880	(13)
Personal Lending	333	318	303	300	285	5	17	651	578	13
Total revenue	$9,455	9,364	9,463	9,277	8,507	1	11	$18,819	17,070	10
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer and Small Business Banking	$9,215	9,363	9,590	9,895	10,453	(2)	(12)	$9,289	10,529	(12)
Consumer Lending:
Home Lending	220,641	222,561	222,546	221,870	218,371	(1)	1	221,596	216,055	3
Credit Card	39,225	38,190	37,152	35,052	32,825	3	19	38,710	32,168	20
Auto	52,476	53,676	54,490	55,430	56,813	(2)	(8)	53,073	57,044	(7)
Personal Lending	14,794	14,518	14,219	13,397	12,397	2	19	14,657	12,177	20
Total loans	$336,351	338,308	337,997	335,644	330,859	(1)	2	$337,325	327,973	3
Total deposits	823,339	841,265	864,623	888,037	898,650	(2)	(8)	832,252	890,042	(6)
Allocated capital	44,000	44,000	48,000	48,000	48,000	—	(8)	44,000	48,000	(8)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer and Small Business Banking	$9,299	9,457	9,704	9,898	10,400	(2)	(11)	$9,299	10,400	(11)
Consumer Lending:
Home Lending	219,595	222,012	223,525	222,471	222,088	(1)	(1)	219,595	222,088	(1)
Credit Card	40,053	38,201	38,475	35,965	34,075	5	18	40,053	34,075	18
Auto	52,175	53,244	54,281	55,116	56,224	(2)	(7)	52,175	56,224	(7)
Personal Lending	15,095	14,597	14,544	13,902	12,945	3	17	15,095	12,945	17
Total loans	$336,217	337,511	340,529	337,352	335,732	—	—	$336,217	335,732	—
Total deposits	820,495	851,304	859,695	886,991	892,373	(4)	(8)	820,495	892,373	(8)

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	16.9%	16.5	8.3	9.4	11.1			16.7%	12.7
Efficiency ratio (2)	64	64	75	73	71			64	73
Retail bank branches (#)	4,455	4,525	4,598	4,612	4,660	(2)%	(4)	4,455	4,660	(4)%
Digital active customers (# in millions) (3)	34.2	34.3	33.5	33.6	33.4	—	2	34.2	33.4	2
Mobile active customers (# in millions) (3)	29.1	28.8	28.3	28.3	28.0	1	4	29.1	28.0	4

Consumer and Small Business Banking:
Deposit spread (4)	2.6%	2.5	2.4	2.1	1.7			2.6%	1.7
Debit card purchase volume ($ in billions) (5)	$124.9	117.3	124.0	122.4	125.2	6	—	$242.2	240.2	1
Debit card purchase transactions (# in millions) (5)	2,535	2,369	2,496	2,501	2,517	7	1	4,904	4,855	1

Home Lending:
Mortgage banking:
Net servicing income	$62	84	94	81	77	(26)	(19)	$146	193	(24)
Net gains (losses) on mortgage loan originations/sales	70	76	(71)	131	134	(8)	(48)	146	672	(78)
Total mortgage banking	$132	160	23	212	211	(18)	(37)	$292	865	(66)

Originations ($ in billions):
Retail	$7.7	5.6	8.2	12.4	19.6	38	(61)	$13.3	43.7	(70)
Correspondent	0.1	1.0	6.4	9.1	14.5	(90)	(99)	1.1	28.3	(96)
Total originations	$7.8	6.6	14.6	21.5	34.1	18	(77)	$14.4	72.0	(80)

% of originations held for sale (HFS)	45.3%	46.8	60.7	59.2	46.1			46.0%	48.9
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$609.1	666.8	679.2	687.4	696.9	(9)	(13)	$609.1	696.9	(13)
Mortgage servicing rights (MSR) carrying value (period-end)	8,251	8,819	9,310	9,828	9,163	(6)	(10)	8,251	9,163	(10)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.35%	1.32	1.37	1.43	1.31			1.35%	1.31
Home lending loans 30+ days delinquency rate (7)(8)	0.25	0.26	0.31	0.29	0.28			0.25	0.28

Credit Card:
Point of sale (POS) volume ($ in billions)	$34.0	30.1	32.3	30.7	30.1	13	13	$64.1	56.1	14
New accounts (# in thousands)	611	567	561	584	524	8	17	1,178	1,008	17
Credit card loans 30+ days delinquency rate	2.39%	2.26	2.08	1.81	1.54			2.39%	1.54
Credit card loans 90+ days delinquency rate	1.17	1.16	1.01	0.85	0.74			1.17	0.74

Auto:
Auto originations ($ in billions)	$4.8	5.0	5.0	5.4	5.4	(4)	(11)	$9.8	12.7	(23)
Auto loans 30+ days delinquency rate (8)	2.55%	2.25	2.64	2.19	1.95			2.55%	1.95

Personal Lending:
New volume ($ in billions)	$3.3	2.9	3.2	3.5	3.3	14	—	$6.2	5.9	5
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Income Statement
Net interest income	$2,501	2,489	2,357	1,991	1,580	—%	58	$4,990	2,941	70%
Noninterest income:
Deposit-related fees	248	236	237	256	310	5	(20)	484	638	(24)
Lending-related fees	131	129	122	126	122	2	7	260	243	7
Lease income	167	169	176	176	179	(1)	(7)	336	358	(6)
Other	322	284	257	403	301	13	7	606	639	(5)
Total noninterest income	868	818	792	961	912	6	(5)	1,686	1,878	(10)
Total revenue	3,369	3,307	3,149	2,952	2,492	2	35	6,676	4,819	39
Net charge-offs	63	(39)	32	(3)	4	262	NM	24	(25)	196
Change in the allowance for credit losses	(37)	(4)	(75)	(165)	17	NM	NM	(41)	(298)	86
Provision for credit losses	26	(43)	(43)	(168)	21	160	24	(17)	(323)	95
Noninterest expense	1,630	1,752	1,523	1,526	1,478	(7)	10	3,382	3,009	12
Income before income tax expense	1,713	1,598	1,669	1,594	993	7	73	3,311	2,133	55
Income tax expense	429	399	428	409	249	8	72	828	529	57
Less: Net income from noncontrolling interests	3	3	3	3	3	—	—	6	6	—
Net income	$1,281	1,196	1,238	1,182	741	7	73	$2,477	1,598	55

Revenue by Line of Business
Middle Market Banking	$2,199	2,155	2,076	1,793	1,459	2	51	$4,354	2,705	61
Asset-Based Lending and Leasing	1,170	1,152	1,073	1,159	1,033	2	13	2,322	2,114	10
Total revenue	$3,369	3,307	3,149	2,952	2,492	2	35	$6,676	4,819	39

Revenue by Product
Lending and leasing	$1,332	1,324	1,357	1,333	1,308	1	2	$2,656	2,563	4
Treasury management and payments	1,584	1,562	1,519	1,242	943	1	68	3,146	1,722	83
Other	453	421	273	377	241	8	88	874	534	64
Total revenue	$3,369	3,307	3,149	2,952	2,492	2	35	$6,676	4,819	39

Selected Metrics
Return on allocated capital	19.3%	18.1	24.2	23.1	14.3			18.7%	15.6
Efficiency ratio	48	53	48	52	59			51	62
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$165,980	163,210	159,236	150,365	143,833	2%	15	$164,603	139,835	18%
Commercial real estate	45,855	45,862	45,551	45,121	44,790	—	2	45,858	44,921	2
Lease financing and other	13,989	13,754	13,635	13,511	13,396	2	4	13,872	13,472	3
Total loans	$225,824	222,826	218,422	208,997	202,019	1	12	$224,333	198,228	13

Loans by Line of Business:
Middle Market Banking	$122,204	121,625	119,740	117,031	113,033	—	8	$121,916	110,820	10
Asset-Based Lending and Leasing	103,620	101,201	98,682	91,966	88,986	2	16	102,417	87,408	17
Total loans	$225,824	222,826	218,422	208,997	202,019	1	12	$224,333	198,228	13

Total deposits	166,747	170,467	175,442	180,231	188,286	(2)	(11)	168,597	194,458	(13)
Allocated capital	25,500	25,500	19,500	19,500	19,500	—	31	25,500	19,500	31

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$168,492	166,853	163,797	155,400	146,656	1	15	$168,492	146,656	15
Commercial real estate	45,784	45,895	45,816	45,540	44,992	—	2	45,784	44,992	2
Lease financing and other	14,435	13,851	13,916	13,645	13,593	4	6	14,435	13,593	6
Total loans	$228,711	226,599	223,529	214,585	205,241	1	11	$228,711	205,241	11

Loans by Line of Business:
Middle Market Banking	$122,104	121,626	121,192	118,627	116,064	—	5	$122,104	116,064	5
Asset-Based Lending and Leasing	106,607	104,973	102,337	95,958	89,177	2	20	106,607	89,177	20
Total loans	$228,711	226,599	223,529	214,585	205,241	1	11	$228,711	205,241	11

Total deposits	164,764	169,827	173,942	172,727	183,145	(3)	(10)	164,764	183,145	(10)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Income Statement
Net interest income	$2,359	2,461	2,416	2,270	2,057	(4)%	15	$4,820	4,047	19%
Noninterest income:
Deposit-related fees	247	236	240	255	280	5	(12)	483	573	(16)
Lending-related fees	191	194	191	198	195	(2)	(2)	385	380	1
Investment banking fees	390	314	331	392	307	24	27	704	769	(8)
Net gains from trading activities	1,081	1,257	606	674	378	(14)	186	2,338	606	286
Other	363	440	355	271	356	(18)	2	803	668	20
Total noninterest income	2,272	2,441	1,723	1,790	1,516	(7)	50	4,713	2,996	57
Total revenue	4,631	4,902	4,139	4,060	3,573	(6)	30	9,533	7,043	35
Net charge-offs	83	17	10	(16)	(11)	388	855	100	(42)	338
Change in the allowance for credit losses	850	235	31	48	(51)	262	NM	1,085	(216)	602
Provision for credit losses	933	252	41	32	(62)	270	NM	1,185	(258)	559
Noninterest expense	2,087	2,217	1,837	1,900	1,840	(6)	13	4,304	3,823	13
Income before income tax expense	1,611	2,433	2,261	2,128	1,795	(34)	(10)	4,044	3,478	16
Income tax expense	401	615	569	536	459	(35)	(13)	1,016	884	15
Net income	$1,210	1,818	1,692	1,592	1,336	(33)	(9)	$3,028	2,594	17

Revenue by Line of Business
Banking:
Lending	$685	692	593	580	528	(1)	30	$1,377	1,049	31
Treasury Management and Payments	762	785	738	670	529	(3)	44	1,547	961	61
Investment Banking	311	280	317	336	222	11	40	591	553	7
Total Banking	1,758	1,757	1,648	1,586	1,279	—	37	3,515	2,563	37
Commercial Real Estate	1,333	1,311	1,267	1,212	1,060	2	26	2,644	2,055	29
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,133	1,285	935	914	934	(12)	21	2,418	1,811	34
Equities	397	437	279	316	253	(9)	57	834	520	60
Credit Adjustment (CVA/DVA) and Other	14	71	(35)	17	13	(80)	8	85	38	124
Total Markets	1,544	1,793	1,179	1,247	1,200	(14)	29	3,337	2,369	41
Other	(4)	41	45	15	34	NM	NM	37	56	(34)
Total revenue	$4,631	4,902	4,139	4,060	3,573	(6)	30	$9,533	7,043	35

Selected Metrics
Return on allocated capital	10.2%	15.9	17.7	16.6	13.8			13.0%	13.5
Efficiency ratio	45	45	44	47	51			45	54
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$190,529	193,770	196,697	205,185	200,527	(2)%	(5)	$192,141	195,865	(2)%
Commercial real estate	100,941	100,972	101,553	101,055	98,167	—	3	100,956	95,770	5
Total loans	$291,470	294,742	298,250	306,240	298,694	(1)	(2)	$293,097	291,635	1

Loans by Line of Business:
Banking	$95,413	99,078	104,187	109,909	109,123	(4)	(13)	$97,235	105,822	(8)
Commercial Real Estate	136,473	136,806	137,680	137,568	133,212	—	2	136,639	129,749	5
Markets	59,584	58,858	56,383	58,763	56,359	1	6	59,223	56,064	6
Total loans	$291,470	294,742	298,250	306,240	298,694	(1)	(2)	$293,097	291,635	1
Trading-related assets:
Trading account securities	$118,462	112,628	111,803	110,919	110,499	5	7	$115,561	113,079	2
Reverse repurchase agreements/securities borrowed	60,164	57,818	52,814	45,486	48,909	4	23	58,997	51,854	14
Derivative assets	17,522	17,928	24,556	28,050	30,845	(2)	(43)	17,724	28,557	(38)
Total trading-related assets	$196,148	188,374	189,173	184,455	190,253	4	3	$192,282	193,490	(1)
Total assets	550,091	548,808	553,308	560,509	564,306	—	(3)	549,453	557,891	(2)
Total deposits	160,251	157,551	156,205	156,830	164,860	2	(3)	158,908	167,009	(5)
Allocated capital	44,000	44,000	36,000	36,000	36,000	—	22	44,000	36,000	22

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$190,317	191,020	196,529	198,253	207,414	—	(8)	$190,317	207,414	(8)
Commercial real estate	101,028	100,797	101,848	101,440	100,872	—	—	101,028	100,872	—
Total loans	$291,345	291,817	298,377	299,693	308,286	—	(5)	$291,345	308,286	(5)

Loans by Line of Business:
Banking	$93,596	97,178	101,183	103,809	111,639	(4)	(16)	$93,596	111,639	(16)
Commercial Real Estate	136,257	135,728	137,495	137,077	137,083	—	(1)	136,257	137,083	(1)
Markets	61,492	58,911	59,699	58,807	59,564	4	3	61,492	59,564	3
Total loans	$291,345	291,817	298,377	299,693	308,286	—	(5)	$291,345	308,286	(5)
Trading-related assets:
Trading account securities	$130,008	115,198	111,801	113,488	109,634	13	19	$130,008	109,634	19
Reverse repurchase agreements/securities borrowed	59,020	57,502	55,407	44,194	42,696	3	38	59,020	42,696	38
Derivative assets	17,804	16,968	22,218	28,545	24,540	5	(27)	17,804	24,540	(27)
Total trading-related assets	$206,832	189,668	189,426	186,227	176,870	9	17	$206,832	176,870	17
Total assets	559,520	542,168	550,177	550,695	567,733	3	(1)	559,520	567,733	(1)
Total deposits	158,770	158,564	157,217	154,550	162,439	—	(2)	158,770	162,439	(2)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Income Statement
Net interest income	$1,009	1,044	1,124	1,088	916	(3)%	10	$2,053	1,715	20%
Noninterest income:
Investment advisory and other asset-based fees	2,110	2,061	1,999	2,066	2,306	2	(8)	4,171	4,782	(13)
Commissions and brokerage services fees	494	541	532	486	459	(9)	8	1,035	913	13
Other	35	35	40	25	24	—	46	70	52	35
Total noninterest income	2,639	2,637	2,571	2,577	2,789	—	(5)	5,276	5,747	(8)
Total revenue	3,648	3,681	3,695	3,665	3,705	(1)	(2)	7,329	7,462	(2)
Net charge-offs	(1)	(1)	(2)	(1)	—	—	(100)	(2)	(4)	50
Change in the allowance for credit losses	25	12	13	9	(7)	108	457	37	(40)	193
Provision for credit losses	24	11	11	8	(7)	118	443	35	(44)	180
Noninterest expense	2,974	3,061	2,731	2,796	2,911	(3)	2	6,035	6,086	(1)
Income before income tax expense	650	609	953	861	801	7	(19)	1,259	1,420	(11)
Income tax expense	163	152	238	222	198	7	(18)	315	352	(11)
Net income	$487	457	715	639	603	7	(19)	$944	1,068	(12)

Selected Metrics
Return on allocated capital	30.5%	28.9	31.9	28.4	27.1			29.7%	24.1
Efficiency ratio	82	83	74	76	79			82	82
Advisory assets ($ in billions)	$850	825	797	756	800	3	6	$850	800	6
Other brokerage assets and deposits ($ in billions)	1,148	1,104	1,064	1,003	1,035	4	11	1,148	1,035	11
Total client assets ($ in billions)	$1,998	1,929	1,861	1,759	1,835	4	9	$1,998	1,835	9

Selected Balance Sheet Data (average)
Total loans	$83,045	83,621	84,760	85,472	85,912	(1)	(3)	$83,331	85,342	(2)
Total deposits	112,360	126,604	142,230	158,367	173,670	(11)	(35)	119,443	179,708	(34)
Allocated capital	6,250	6,250	8,750	8,750	8,750	—	(29)	6,250	8,750	(29)

Selected Balance Sheet Data (period-end)
Total loans	$82,456	82,817	84,273	85,180	85,342	—	(3)	82,456	85,342	(3)
Total deposits	108,532	117,252	138,760	148,890	165,633	(7)	(34)	108,532	165,633	(34)

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Income Statement
Net interest income	$(91)	16	78	(248)	(619)	NM	85	$(75)	(1,437)	95%
Noninterest income	121	5	7	345	(102)	NM	219	126	840	(85)
Total revenue	30	21	85	97	(721)	43%	104	51	(597)	109
Net charge-offs	(2)	(2)	(5)	(16)	(6)	—	67	(4)	(12)	67
Change in the allowance for credit losses	(142)	122	17	11	21	NM	NM	(20)	7	NM
Provision for credit losses	(144)	120	12	(5)	15	NM	NM	(24)	(5)	NM
Noninterest expense	269	608	3,007	1,326	597	(56)	(55)	877	1,364	(36)
Loss before income tax benefit	(95)	(707)	(2,934)	(1,224)	(1,333)	87	93	(802)	(1,956)	59
Income tax benefit	(103)	(272)	(1,129)	(171)	(233)	62	56	(375)	(421)	11
Less: Net loss from noncontrolling interests	(38)	(114)	(238)	(31)	(169)	67	78	(152)	(42)	NM
Net income (loss)	$46	(321)	(1,567)	(1,022)	(931)	114	105	$(275)	(1,493)	82

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$132,505	117,419	130,329	134,725	145,637	13	(9)	$125,004	162,101	(23)
Available-for-sale debt securities	130,496	128,770	102,650	110,575	127,997	1	2	129,638	142,297	(9)
Held-to-maturity debt securities	270,999	272,718	295,494	297,335	291,710	(1)	(7)	271,854	283,655	(4)
Equity securities	15,327	15,519	15,918	15,423	15,681	(1)	(2)	15,422	15,720	(2)
Total loans	9,216	9,154	9,088	9,112	9,083	1	1	9,185	9,187	—
Total assets	610,417	596,087	605,500	617,712	642,606	2	(5)	603,293	664,853	(9)
Total deposits	84,752	60,807	41,959	24,386	20,327	39	317	72,846	23,665	208

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$128,077	136,093	127,106	141,743	123,872	(6)	3	$128,077	123,872	3
Available-for-sale debt securities	123,169	133,311	102,669	104,726	114,469	(8)	8	123,169	114,469	8
Held-to-maturity debt securities	269,414	274,202	294,141	297,530	298,895	(2)	(10)	269,414	298,895	(10)
Equity securities	15,097	15,200	15,508	15,581	15,004	(1)	1	15,097	15,004	1
Total loans	9,231	9,247	9,163	9,096	9,133	—	1	9,231	9,133	1
Total assets	593,597	620,241	601,218	615,382	611,657	(4)	(3)	593,597	611,657	(3)
Total deposits	92,023	65,682	54,371	34,993	21,563	40	327	92,023	21,563	327
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Jun 30, 2023 $ Change from
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022
Period-End Loans
Commercial and industrial	$386,011	384,690	386,806	379,694	380,235	1,321	5,776
Commercial real estate	154,276	154,707	155,802	155,659	155,154	(431)	(878)
Lease financing	15,334	14,820	14,908	14,617	14,530	514	804
Total commercial	555,621	554,217	557,516	549,970	549,919	1,404	5,702
Residential mortgage	265,085	267,138	269,117	268,065	267,545	(2,053)	(2,460)
Credit card	47,717	45,766	46,293	43,558	41,222	1,951	6,495
Auto	51,587	52,631	53,669	54,545	55,658	(1,044)	(4,071)
Other consumer	27,950	28,239	29,276	29,768	29,390	(289)	(1,440)
Total consumer	392,339	393,774	398,355	395,936	393,815	(1,435)	(1,476)
Total loans	$947,960	947,991	955,871	945,906	943,734	(31)	4,226

Average Loans
Commercial and industrial	$383,361	383,277	381,889	381,375	370,615	84	12,746
Commercial real estate	154,660	155,074	155,674	155,291	152,456	(414)	2,204
Lease financing	15,010	14,832	14,656	14,526	14,445	178	565
Total commercial	553,031	553,183	552,219	551,192	537,516	(152)	15,515
Residential mortgage	266,128	267,984	268,232	267,609	263,877	(1,856)	2,251
Credit card	46,762	45,842	44,829	42,407	39,614	920	7,148
Auto	51,880	53,065	53,917	54,874	56,262	(1,185)	(4,382)
Other consumer	28,105	28,577	29,320	29,383	29,298	(472)	(1,193)
Total consumer	392,875	395,468	396,298	394,273	389,051	(2,593)	3,824
Total loans	$945,906	948,651	948,517	945,465	926,567	(2,745)	19,339

Average Interest Rates
Commercial and industrial	6.70%	6.25	5.41	4.13	2.92
Commercial real estate	6.59	6.24	5.45	4.23	3.08
Lease financing	4.76	4.63	4.45	3.76	4.24
Total commercial	6.62	6.20	5.40	4.14	3.00
Residential mortgage	3.48	3.44	3.38	3.27	3.20
Credit card	12.96	12.74	12.00	11.51	11.13
Auto	4.67	4.56	4.46	4.27	4.18
Other consumer	8.29	7.74	6.89	5.58	4.26
Total consumer	5.11	4.98	4.76	4.47	4.23
Total loans	5.99%	5.69	5.13	4.28	3.52

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Jun 30, 2023 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Mar 31, 2023	Jun 30, 2022
By product:
Commercial and industrial	$119	0.12%	$43	0.05%	$66	0.07%	$13	0.01%	$27	0.03%	$76	92
Commercial real estate	79	0.21	17	0.04	10	0.03	(12)	(0.03)	(4)	(0.01)	62	83
Lease financing	2	0.05	3	0.07	3	0.06	5	0.15	—	—	(1)	2
Total commercial	200	0.15	63	0.05	79	0.06	6	—	23	0.02	137	177
Residential mortgage	(12)	(0.02)	(11)	(0.02)	(12)	(0.02)	(14)	(0.02)	(16)	(0.03)	(1)	4
Credit card	396	3.39	344	3.05	274	2.42	202	1.90	199	2.02	52	197
Auto	89	0.68	121	0.93	137	1.00	121	0.87	68	0.49	(32)	21
Other consumer	91	1.31	87	1.21	82	1.13	84	1.13	70	0.98	4	21
Total consumer	564	0.58	541	0.56	481	0.48	393	0.40	321	0.33	23	243
Total net loan charge-offs	$764	0.32%	$604	0.26%	$560	0.23%	$399	0.17%	$344	0.15%	$160	420
By segment:
Consumer Banking and Lending	$621	0.74%	$589	0.71%	$525	0.62%	$435	0.51%	$358	0.43%	$32	263
Commercial Banking	63	0.11	2	—	32	0.06	(3)	(0.01)	3	0.01	61	60
Corporate and Investing Banking	83	0.11	17	0.02	10	0.01	(16)	(0.02)	(11)	(0.01)	66	94
Wealth and Investment Management	(1)	—	(1)	—	(2)	(0.01)	(1)	—	—	—	—	(1)
Corporate	(2)	(0.09)	(3)	(0.13)	(5)	(0.22)	(16)	(0.70)	(6)	(0.26)	1	4
Total net loan charge-offs	$764	0.32%	$604	0.26%	$560	0.23%	$399	0.17%	$344	0.15%	$160	420
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Jun 30, 2023 $ Change from
($ in millions)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022
Balance, beginning of period	$13,705	13,609	13,225	12,884	12,681	96	1,024
Cumulative effect from change in accounting policy (1)	—	(429)	—	—	—	429	—
Balance, beginning of period, adjusted	13,705	13,180	13,225	12,884	12,681	525	1,024
Provision for credit losses for loans	1,839	1,129	968	773	578	710	1,261
Interest income on certain loans (2)	—	—	(26)	(26)	(27)	—	27
Net loan charge-offs:
Commercial and industrial	(119)	(43)	(66)	(13)	(27)	(76)	(92)
Commercial real estate	(79)	(17)	(10)	12	4	(62)	(83)
Lease financing	(2)	(3)	(3)	(5)	—	1	(2)
Total commercial	(200)	(63)	(79)	(6)	(23)	(137)	(177)
Residential mortgage	12	11	12	14	16	1	(4)
Credit card	(396)	(344)	(274)	(202)	(199)	(52)	(197)
Auto	(89)	(121)	(137)	(121)	(68)	32	(21)
Other consumer	(91)	(87)	(82)	(84)	(70)	(4)	(21)
Total consumer	(564)	(541)	(481)	(393)	(321)	(23)	(243)
Net loan charge-offs	(764)	(604)	(560)	(399)	(344)	(160)	(420)
Other	6	—	2	(7)	(4)	6	10
Balance, end of period	$14,786	13,705	13,609	13,225	12,884	1,081	1,902
Components:
Allowance for loan losses	$14,258	13,120	12,985	12,571	11,786	1,138	2,472
Allowance for unfunded credit commitments	528	585	624	654	1,098	(57)	(570)
Allowance for credit losses for loans	$14,786	13,705	13,609	13,225	12,884	1,081	1,902
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	4.65x	5.35	5.85	7.94	8.54
Allowance for loan losses as a percentage of:
Total loans	1.50%	1.38	1.36	1.33	1.25
Nonaccrual loans	207	218	231	225	197
Allowance for credit losses for loans as a percentage of:
Total loans	1.56	1.45	1.42	1.40	1.37
Nonaccrual loans	215	228	242	237	215
(1)Represents the decrease in our allowance for credit losses for loans as a result of our adoption of ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, on January 1, 2023.
(2)Prior to our adoption of ASU 2022-02 on January 1, 2023, certain loans with an allowance measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognized changes in the allowance attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,266	1.11%	$4,287	1.11%	$4,507	1.17%	$4,547	1.20%	$4,620	1.22%
Commercial real estate	3,618	2.35	2,724	1.76	2,231	1.43	2,233	1.43	2,188	1.41
Lease financing	197	1.28	213	1.44	218	1.46	211	1.44	274	1.89
Total commercial	8,081	1.45	7,224	1.30	6,956	1.25	6,991	1.27	7,082	1.29
Residential mortgage (1)	734	0.28	751	0.28	1,096	0.41	1,001	0.37	1,018	0.38
Credit card	3,865	8.10	3,641	7.96	3,567	7.71	3,364	7.72	3,253	7.89
Auto	1,408	2.73	1,449	2.75	1,380	2.57	1,340	2.46	1,045	1.88
Other consumer	698	2.50	640	2.27	610	2.08	529	1.78	486	1.65
Total consumer	6,705	1.71	6,481	1.65	6,653	1.67	6,234	1.57	5,802	1.47
Total allowance for credit losses for loans	$14,786	1.56%	$13,705	1.45%	$13,609	1.42%	$13,225	1.40%	$12,884	1.37%
By segment:
Consumer Banking and Lending	$7,469	2.22%	$7,215	2.14%	$7,394	2.17%	$7,002	2.08%	$6,540	1.95%
Commercial Banking	2,379	1.04	2,417	1.07	2,397	1.07	2,477	1.15	2,644	1.29
Corporate and Investing Banking	4,634	1.59	3,785	1.30	3,552	1.19	3,517	1.17	3,480	1.13
Wealth and Investment Management	290	0.35	265	0.32	253	0.30	240	0.28	231	0.27
Corporate	14	0.15	23	0.25	13	0.14	(11)	(0.12)	(11)	(0.12)
Total allowance for credit losses for loans	$14,786	1.56%	$13,705	1.45%	$13,609	1.42%	$13,225	1.40%	$12,884	1.37%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Jun 30, 2023		Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Jun 30, 2023 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Mar 31, 2023	Jun 30, 2022
By product:
Nonaccrual loans:
Commercial and industrial	$845	0.22%	$739	0.19%	$746	0.19%	$742	0.20%	$722	0.19%	$106	123
Commercial real estate	2,507	1.63	1,450	0.94	958	0.61	853	0.55	901	0.58	1,057	1,606
Lease financing	77	0.50	86	0.58	119	0.80	108	0.74	96	0.66	(9)	(19)
Total commercial	3,429	0.62	2,275	0.41	1,823	0.33	1,703	0.31	1,719	0.31	1,154	1,710
Residential mortgage (1)	3,289	1.24	3,552	1.33	3,611	1.34	3,677	1.37	4,051	1.51	(263)	(762)
Auto	135	0.26	145	0.28	153	0.29	171	0.31	188	0.34	(10)	(53)
Other consumer	33	0.12	38	0.13	39	0.13	36	0.12	35	0.12	(5)	(2)
Total consumer	3,457	0.88	3,735	0.95	3,803	0.95	3,884	0.98	4,274	1.09	(278)	(817)
Total nonaccrual loans	6,886	0.73	6,010	0.63	5,626	0.59	5,587	0.59	5,993	0.64	876	893
Foreclosed assets	133		132		137		125		130		1	3
Total nonperforming assets	$7,019	0.74%	$6,142	0.65%	$5,763	0.60%	$5,712	0.60%	$6,123	0.65%	$877	896
By segment:
Consumer Banking and Lending	$3,416	1.02%	$3,689	1.09%	$3,747	1.10%	$3,811	1.13%	$4,179	1.24%	$(273)	(763)
Commercial Banking	1,164	0.51	1,037	0.46	1,029	0.46	1,025	0.48	1,065	0.52	127	99
Corporate and Investing Banking	2,243	0.77	1,226	0.42	764	0.26	673	0.22	646	0.21	1,017	1,597
Wealth and Investment Management	196	0.24	190	0.23	199	0.24	203	0.24	233	0.27	6	(37)
Corporate	—	—	—	—	24	0.26	—	—	—	—	—	—
Total nonperforming assets	$7,019	0.74%	$6,142	0.65%	$5,763	0.60%	$5,712	0.60%	$6,123	0.65%	$877	896
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Jun 30, 2023			Mar 31, 2023			Jun 30, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans
Financials except banks	$10	148,643	16%	$13	144,954	15%	$56	146,264	15%
Technology, telecom and media	43	27,186	3	43	27,807	3	70	26,215	3
Real estate and construction	61	25,180	3	53	24,353	3	67	26,154	3
Retail	83	20,658	2	45	20,468	2	19	18,994	2
Equipment, machinery and parts manufacturing	187	26,032	3	177	24,569	3	19	21,473	2
Materials and commodities	185	16,073	2	82	16,960	2	25	16,793	2
Food and beverage manufacturing	3	16,161	2	5	16,890	2	6	15,522	2
Oil, gas and pipelines	32	10,456	1	48	9,782	1	84	9,878	1
Health care and pharmaceuticals	19	14,996	2	20	14,914	2	20	13,936	1
Auto related	8	13,888	1	8	13,926	1	11	11,868	1
Commercial services	57	11,206	1	32	11,536	1	38	10,954	1
Utilities	1	7,709	*	18	8,342	*	77	9,060	*
Diversified or miscellaneous	2	8,069	*	3	8,587	*	10	8,661	*
Entertainment and recreation	25	12,935	1	26	13,648	1	39	11,399	1
Transportation services	147	8,993	*	196	8,357	*	213	8,583	*
Insurance and fiduciaries	1	5,016	*	1	4,714	*	1	5,104	*
Government and education	27	6,168	*	36	6,131	*	16	6,096	*
Banks	—	11,080	1	—	12,373	1	—	19,775	2
Agribusiness	6	6,107	*	7	6,215	*	26	6,070	*
Other	25	4,789	*	12	4,984	*	21	1,966	*
Total	$922	401,345	42%	$825	399,510	42%	$818	394,765	42%
*Less than 1%.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Jun 30, 2023				Mar 31, 2023				Jun 30, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$9	40,752	4%	$50,699	$8	40,032	4%	$51,266	$10	37,707	4%	$49,748
Office (3)	1,517	33,089	3	36,757	725	35,671	4	39,867	109	36,161	4	41,546
Industrial/warehouse	38	23,900	3	27,802	36	20,487	2	24,415	57	18,501	2	22,354
Hotel/motel	149	12,923	1	13,910	151	12,801	1	13,889	186	13,378	1	14,110
Retail (excluding shopping center)	357	11,412	1	12,334	200	11,600	1	12,310	105	11,970	1	12,744
Shopping center	193	9,249	*	9,816	197	9,375	*	10,003	283	10,167	1	10,781
Institutional	118	6,099	*	6,906	31	7,691	*	9,027	37	7,739	*	9,229
Mixed use properties	113	5,343	*	6,330	87	5,396	*	6,555	61	7,517	*	8,974
Collateral pool	—	3,031	*	3,410	—	3,119	*	3,477	—	3,389	*	3,904
Storage facility	—	2,983	*	3,299	—	2,997	*	3,293	—	2,825	*	3,044
Other	13	5,495	*	8,361	15	5,538	*	8,717	53	5,800	*	9,248
Total	$2,507	154,276	16%	$179,624	$1,450	154,707	16%	$182,819	$901	155,154	16%	$185,682
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.
(3)In second quarter 2023, we reclassified certain CRE loans to better align with regulatory reporting guidance, which resulted in a decrease of approximately $2.0 billion to the office property type.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Jun 30, 2023 % Change from
($ in millions)		Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022
Tangible book value per common share:
Total equity		$181,952	183,220	182,213	178,478	179,798	(1)%	1
Adjustments:
Preferred stock (1)		(19,448)	(19,448)	(19,448)	(20,057)	(20,057)	—	3
Additional paid-in capital on preferred stock (1)		173	173	173	136	135	—	28
Unearned Employee Stock Ownership Plan (ESOP) shares (1)		—	—	—	646	646	NM	(100)
Noncontrolling interests		(1,761)	(2,052)	(1,986)	(2,220)	(2,262)	14	22
Total common stockholders' equity	(A)	160,916	161,893	160,952	156,983	158,260	(1)	2
Adjustments:
Goodwill		(25,175)	(25,173)	(25,173)	(25,172)	(25,178)	—	—
Certain identifiable intangible assets (other than MSRs)		(145)	(139)	(152)	(171)	(191)	(4)	24
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,511)	(2,486)	(2,427)	(2,378)	(2,307)	(1)	(9)
Applicable deferred taxes related to goodwill and other intangible assets (2)		905	897	890	889	880	1	3
Tangible common equity	(B)	$133,990	134,992	134,090	130,151	131,464	(1)	2
Common shares outstanding	(C)	3,667.7	3,763.2	3,833.8	3,795.4	3,793.0	(3)	(3)
Book value per common share	(A)/(C)	43.87	43.02	41.98	41.36	41.72	2	5
Tangible book value per common share	(B)/(C)	36.53	35.87	34.98	34.29	34.66	2	5
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Jun 30, 2023 % Change from		Six months ended
($ in millions)		Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,659	4,713	2,877	3,313	2,863	(1)%	63	$9,372	6,372	47%
Average total equity		184,443	184,297	182,621	183,042	180,926	—	2	184,371	183,507	—
Adjustments:
Preferred stock (1)		(19,448)	(19,448)	(19,553)	(20,057)	(20,057)	—	3	(19,448)	(20,057)	3
Additional paid-in capital on preferred stock (1)		173	173	166	135	135	—	28	173	135	28
Unearned ESOP shares (1)		—	—	112	646	646	NM	(100)	—	646	(100)
Noncontrolling interests		(1,924)	(2,019)	(2,185)	(2,258)	(2,386)	5	19	(1,971)	(2,427)	19
Average common stockholders’ equity	(B)	163,244	163,003	161,161	161,508	159,264	—	2	163,125	161,804	1
Adjustments:
Goodwill		(25,175)	(25,173)	(25,173)	(25,177)	(25,179)	—	—	(25,174)	(25,180)	—
Certain identifiable intangible assets (other than MSRs)		(140)	(145)	(160)	(181)	(200)	3	30	(142)	(209)	32
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,487)	(2,440)	(2,378)	(2,359)	(2,304)	(2)	(8)	(2,464)	(2,349)	(5)
Applicable deferred taxes related to goodwill and other intangible assets (2)		903	895	890	886	877	1	3	899	840	7
Average tangible common equity	(C)	$136,345	136,140	134,340	134,677	132,458	—	3	$136,244	134,906	1
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.4%	11.7	7.1	8.1	7.2			11.6%	7.9
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	13.7%	14.0	8.5	9.8	8.7			13.9%	9.5
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Jun 30, 2023 % Change from
($ in billions)		Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022
Total equity (2)		$182.0	183.2	182.2	178.5	179.8	(1)%	1
Effect of accounting policy change (2)		—	—	(0.3)	(0.1)	—
Total equity (as reported)		182.0	183.2	181.9	178.4	179.8	(1)	1
Adjustments:
Preferred stock (3)		(19.4)	(19.4)	(19.4)	(20.1)	(20.1)	—	3
Additional paid-in capital on preferred stock (3)		0.1	0.2	0.1	0.1	0.2	(58)	(69)
Unearned ESOP shares (3)		—	—	—	0.7	0.7	NM	(100)
Noncontrolling interests		(1.8)	(2.1)	(2.0)	(2.2)	(2.3)	14	22
Total common stockholders' equity		160.9	161.9	160.6	156.9	158.3	(1)	2
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.2)	(0.2)	(0.2)	(4)	31
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.5)	(2.5)	(2.4)	(2.4)	(2.3)	(1)	(9)
Applicable deferred taxes related to goodwill and other intangible assets (4)		0.9	0.9	0.9	0.9	0.9	1	4
Current expected credit loss (CECL) transition provision (5)		0.1	0.1	0.2	0.2	0.2	—	(33)
Other		0.1	(0.6)	(0.4)	(0.4)	(1.6)	117	107
Common Equity Tier 1	(A)	134.2	134.5	133.5	129.8	130.1	—	3
Preferred stock (3)		19.4	19.4	19.4	20.1	20.1	—	(3)
Additional paid-in capital on preferred stock (3)		(0.1)	(0.2)	(0.1)	(0.1)	(0.2)	50	50
Unearned ESOP shares (3)		—	—	—	(0.7)	(0.7)	NM	100
Other		(0.3)	(0.2)	(0.2)	(0.3)	(0.2)	(21)	(29)
Total Tier 1 capital	(B)	153.2	153.5	152.6	148.8	149.1	—	3
Long-term debt and other instruments qualifying as Tier 2		19.7	20.3	20.5	20.6	21.6	(3)	(9)
Qualifying allowance for credit losses (6)		15.1	14.2	13.9	13.6	13.2	7	14
Other		(0.4)	(0.3)	(0.3)	(0.3)	(0.3)	(31)	(35)
Total qualifying capital	(C)	$187.6	187.7	186.7	182.7	183.6	—	2

Total risk-weighted assets (RWAs)	(D)	$1,250.2	1,243.8	1,259.9	1,255.6	1,253.6	1	—

Common Equity Tier 1 to total RWAs	(A)/(D)	10.7%	10.8	10.6	10.3	10.4
Tier 1 capital to total RWAs	(B)/(D)	12.3	12.3	12.1	11.9	11.9
Total capital to total RWAs	(C)/(D)	15.0	15.1	14.8	14.6	14.6
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(4)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(5)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(6)Under the Standardized Approach, the ACL is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Jun 30, 2023 % Change from
($ in billions)		Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023	Jun 30, 2022
Total equity (2)		$182.0	183.2	182.2	178.5	179.8	(1)%	1
Effect of accounting policy change (2)		—	—	(0.3)	(0.1)	—
Total equity (as reported)		182.0	183.2	181.9	178.4	179.8	(1)	1
Adjustments:
Preferred stock (3)		(19.4)	(19.4)	(19.4)	(20.1)	(20.1)	—	3
Additional paid-in capital on preferred stock (3)		0.1	0.2	0.1	0.1	0.2	(58)	(69)
Unearned ESOP shares (3)		—	—	—	0.7	0.7	NM	(100)
Noncontrolling interests		(1.8)	(2.1)	(2.0)	(2.2)	(2.3)	14	22
Total common stockholders' equity		160.9	161.9	160.6	156.9	158.3	(1)	2
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.2)	(0.2)	(0.2)	(4)	31
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.5)	(2.5)	(2.4)	(2.4)	(2.3)	(1)	(9)
Applicable deferred taxes related to goodwill and other intangible assets (4)		0.9	0.9	0.9	0.9	0.9	1	4
CECL transition provision (5)		0.1	0.1	0.2	0.2	0.2	—	(33)
Other		0.1	(0.6)	(0.4)	(0.4)	(1.6)	117	107
Common Equity Tier 1	(A)	134.2	134.5	133.5	129.8	130.1	—	3
Preferred stock (3)		19.4	19.4	19.4	20.1	20.1	—	(3)
Additional paid-in capital on preferred stock (3)		(0.1)	(0.2)	(0.1)	(0.1)	(0.2)	50	50
Unearned ESOP shares (3)		—	—	—	(0.7)	(0.7)	NM	100
Other		(0.3)	(0.2)	(0.2)	(0.3)	(0.2)	(21)	(29)
Total Tier 1 capital	(B)	153.2	153.5	152.6	148.8	149.1	—	3
Long-term debt and other instruments qualifying as Tier 2		19.7	20.3	20.5	20.6	21.6	(3)	(9)
Qualifying allowance for credit losses (6)		4.5	4.5	4.5	4.4	4.4	(1)	1
Other		(0.4)	(0.3)	(0.3)	(0.3)	(0.3)	(31)	(35)
Total qualifying capital	(C)	$177.0	178.0	177.3	173.5	174.8	(1)	1

Total RWAs	(D)	$1,117.6	1,117.9	1,112.3	1,104.1	1,121.6	—	—

Common Equity Tier 1 to total RWAs	(A)/(D)	12.0%	12.0	12.0	11.8	11.6
Tier 1 capital to total RWAs	(B)/(D)	13.7	13.7	13.7	13.5	13.3
Total capital to total RWAs	(C)/(D)	15.8	15.9	15.9	15.7	15.6
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(4)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(5)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(6)Under the Advanced Approach, the ACL that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess ACL deducted from total RWAs.